PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                         STRONG AGGRESSIVE GROWTH FUNDS
                                 INVESTOR CLASS

                             STRONG ENTERPRISE FUND
                              STRONG GROWTH 20 FUND
                              STRONG INTERNET FUND
                           STRONG TECHNOLOGY 100 FUND
                        STRONG U.S. EMERGING GROWTH FUND

                 Supplement to the Prospectus dated May 1, 2001.

STRONG INTERNET FUND
STRONG TECHNOLOGY 100 FUND
CLOSING OF THE STRONG INTERNET FUND. Effective May 11, 2001, the Strong Internet Fund will be closed to new investors. In addition, after close of the market on June 1, 2001, for non-retirement accounts, and on July 2, 2001, for retirement accounts, the fund will no longer accept additional investments by current shareholders, except for reinvested dividends. For investors who are currently using the fund as part of an automatic investment plan, payroll direct-deposit program, or company-sponsored retirement plan, we will contact you to make alternative arrangements.

REORGANIZATION OF THE STRONG INTERNET FUND AND MEETING OF SHAREHOLDERS. On May 4, 2001, the Strong Internet and the Strong Technology 100 Funds' Board of Directors approved the reorganization of the Strong Internet Fund into the Strong Technology 100 Fund and called for a meeting of the shareholders of both funds to be held on July 20, 2001. At the meeting, shareholders will vote on whether to approve a plan of reorganization, including an amendment to the Articles of Incorporation of Strong Equity Funds, Inc., of which both funds are series. The Board of Directors believes the reorganization is in the best interest of both funds' shareholders because of the Strong Internet Fund's small asset size, lack of expected asset growth, and lack of economies of scale, the Strong Technology 100 Fund and the Strong Internet Fund have similar investment objectives and policies, and the Strong Technology 100 Fund offers lower expense ratios than the Strong Internet Fund.

Following the necessary approvals at the shareholder meeting, shareholders' accounts in the Strong Internet Fund will automatically be converted - on a tax-free basis - into shares of the Strong Technology 100 Fund with a value equivalent to the value of the account in the Strong Internet Fund on the conversion date. Before the conversion date, if you would like to arrange an exchange or redemption of your Strong Internet Fund shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY GIVE RISE TO A TAX LIABILITY FOR YOU.

             The date of this Prospectus Supplement is May 8, 2001.